EXHIBIT 99.1

CERTIFICATIONS OF THE REGISTRANT’S CHIEF EXECUTIVE OFFICER AND

CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS

ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF

2002

In connection with the Report of Material Sciences Corporation (the “Company”) on Form 10-Q for the fiscal quarter ending May 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael J. Callahan, President, Chief Executive Officer and Director of the Company, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Material Sciences Corporation and will be retained by Material Sciences Corporation and furnished to the Securities and Exchange Commission or the staff upon request.

July 7, 2003

By:	/s/ MICHAEL J. CALLAHAN
Michael J. Callahan
President, Chief Executive Officer and Director

In connection with the Report, I, James J. Waclawik, Sr., Vice President, Chief Financial Officer and Secretary of the Company, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Material Sciences Corporation and will be retained by Material Sciences Corporation and furnished to the Securities and Exchange Commission or the staff upon request.

July 7, 2003

By:	/s/ JAMES J. WACLAWIK, SR. James J. Waclawik, Sr.
Vice President,
Chief Financial Officer and Secretary